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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 15, 2017
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2017, the Compensation Committee of the Board of Directors of Realogy Holdings Corp. (the “Company”) amended the Realogy Group LLC Executive Deferred Compensation Plan (the “DCP”) to freeze the DCP as to participation such that no future employee will be eligible to participate in the DCP and no existing employee will be eligible to elect further deferrals under the DCP. The foregoing description of the material terms of the amendment to the DCP does not purport to be a complete description and is qualified in its entirety by reference to Amendment No. 3 dated December 15, 2017 to the DCP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
As previously announced by the Company on October 23, 2017, effective as of December 31, 2017, Ryan M. Schneider will become the Company’s Chief Executive Officer and President, Michael J. Williams will become the Company's independent Chairman of the Board, and Richard A. Smith will conclude his service as an executive officer and director of the Company. In connection with his appointment to serve as Chairman of the Board, effective December 31, 2017, Mr. Williams will receive an annual retainer of $400,000 (in lieu of the annual independent director retainer) comprised of $150,000 in cash, payable in quarterly installments, and $250,000 in the form of restricted stock units, which will vest on the first anniversary of the grant date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 dated December 15, 2017 to the Amended and Restated Realogy Group LLC Executive Deferred Compensation Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: December 15, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Amendment No. 3 dated December 15, 2017 to Amended and Restated Realogy Group LLC Executive Deferred Compensation Plan